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                                                                  Exhibit 10.16

                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of June __, 2000 (this "AGREEMENT"), among Chiles Offshore LLC, a Delaware limited liability company ("CHILES"), and each person who has agreed to become bound by, and subject to, the terms hereof (collectively, the "HOLDERS" and each, a "HOLDER").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to certain agreements entered into in order to effect the conversion of Chiles into a Delaware corporation or the merger of Chiles into a successor entity organized as a Delaware corporation (the "FORMATION," with Chiles, following such conversion, or the entity resulting from such merger, being referred to herein as the "COMPANY"), the Company, contemporaneously with the Formation, (a) shall issue shares of common stock to each of the Holders in conversion of or exchange for the Membership Interests in Chiles ("Membership Interests") presently held by them, (b) shall issue warrants to purchase shares of common stock of the Company to each of the Holders who hold rights to purchase Membership Interests ("RIGHTS") immediately prior to the Formation in exchange for such Rights (c) may issue shares of common stock to certain persons in connection with the direct or indirect acquisition of a drilling rig that Chiles currently operates under a "bareboat" charter (the shares of common stock to be issued pursuant to clause (a) above; the shares of common stock for which the Warrants referred to in this clause (b) are exercisable and the shares of common stock that may be issued in the transaction described in clause (c), above, are referred to collectively as the "SHARES"), and (d) shall offer for sale shares of common stock in an initial public offering thereof (the "INITIAL PUBLIC OFFERING");

                  WHEREAS, each of the Holders, pursuant to a Consent and Amendment to the Second Amended and Restated Operating Agreement of Chiles Offshore LLC (the "CONSENT"), dated as of June __, 2000, or otherwise, has agreed to be bound by, and subject to the terms and conditions of this Agreement;

                  WHEREAS, the Shares and Warrants will be delivered to the Holders pursuant to the Formation without registration under the Securities Act (as defined) in reliance on an applicable exemption from such registration, and the Company and the Holders desire to provide for the registration of the resale by the Holders of Registrable Securities (as hereinafter defined) from time to time, upon the terms and subject to conditions set forth below; and

                  WHEREAS, it is intended by the Company and the Holders that this Agreement shall become effective immediately upon the Formation.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
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                  Section 1. CERTAIN OTHER DEFINITIONS. As used in this
Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

                  "BUSINESS DAY" means any day on which commercial banks are open for business in the City of New York, Borough of Manhattan.

                  "COMMISSION" means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

                  "COMMON STOCK" means the common stock, $0.01 par value, of the Company.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" means a registration effected by preparing and filing with the Commission a registration statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such registration statement under the Securities Act.

                  "LISTING" means (i) the admission to listing of any of the Common Stock on a recognized stock exchange and such listing becoming effective in accordance with the rules of the relevant exchange or (ii) the commencement of trading of any of the Common Stock on an inter-dealer quotation system.

                  "REGISTRABLE SECURITIES" means the Shares issued to the Holders in connection with the Formation, the Shares for which the Warrants issued to certain Holders in connection with the Formation are exercisable and any other securities issued by the Company to the Holders at any time after the Formation in respect of the Shares (and in respect of the Common Stock generally) by means of exchange, reclassification, dividend, distribution, split up, combination, subdivision, recapitalization, merger, spin-off, reorganization or otherwise; PROVIDED, HOWEVER, that as to any Registrable Securities, such securities shall cease to constitute the same for purposes of this Agreement if and when (i) a registration statement with respect to the sale of such Shares shall have been declared effective by the Commission and such Shares shall have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming part of such registration statement; (ii) such Shares shall have been sold in satisfaction of all applicable resale provisions of Rule 144 under the Securities Act; (iii) as expressed in an opinion of independent counsel delivered and satisfactory to the Company and the transfer agent for the Common Stock, such Shares may be resold pursuant to Rule 144(k) under the Securities Act (or any successor provision) or all of such Holder's Registrable Securities may be resold in a single ninety
(90) day period under Rule 144 of the Securities Act and do not require qualification


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under any state securities or "BLUE SKY" law then in effect, or the use of an applicable exemption therefrom and, in each case, the Company has notified the transfer agent for the Common Stock that any restrictive legend on such Shares may be removed in connection with a transfer thereof; or (iv) such Shares cease to be issued and outstanding for any reason.

                  "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Section 4 hereof, including, without limitation, all registration and filing fees (including fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. and any national securities exchange or U.S. automated inter-dealer quotation system of a registered national securities association on which the Common Stock is listed or otherwise admitted to unlisted trading privileges), printing expenses, if any (including expenses of printing certificates for the Common Stock being registered in a form eligible for deposit with The Depository Trust Company and of printing registration statements and prospectuses), fees and disbursements of counsel for the Company, fees and expenses of compliance with state securities or "BLUE SKY" laws (including reasonable fees and expenses of one firm of counsel for underwriters, if any, in connection with "BLUE SKY" qualifications of the Registrable Securities being registered and the determination of eligibility for investment under the laws of such jurisdictions designated by the underwriters, if any), accountants' fees and expenses (including the expenses of any special audits or "COMFORT" letters incident to or required by any such registration), transfer taxes, fees of transfer agents and registrars, and fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and broker-dealer concessions and allowances and marketing expenses.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "SIGNIFICANT SUBSIDIARY" has the meaning ascribed to such term in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

                  "UNDERWRITTEN OFFERING" means a registration under the Securities Act pursuant to which securities of the Company are sold to an underwriter for reoffering and distribution to the public.

                  Section 2. REPRESENTATIONS AND WARRANTIES OF HOLDERS.

                  (a) INVESTMENT REPRESENTATIONS. Each Holder severally (and not jointly) hereby represents, acknowledges, covenants and agrees as follows: (i) the Shares are being acquired for such Holder's own account for investment purposes only and not with a view to any public resale, public distribution or public offering thereof within the meaning of the Securities Act or any state securities or "BLUE SKY" law; (ii) to the knowledge of such Holder, the Shares have not been registered under the Securities Act or any state securities or "BLUE SKY" law; (iii) such Holder either is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D under the Securities Act, or


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alone or together with such Holder's purchaser representative, has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the relative merits and risks of the prospective investment in the Shares and able to bear the economic consequences thereof;
(iv) such Holder will not offer for sale, sell or otherwise transfer any of the Shares (or any interest therein) except pursuant to a registration statement as contemplated hereby or pursuant to an exemption from the registration requirements of the Securities Act and any applicable state securities or "BLUE SKY" laws and, in the case of an offer to sell, sale or other transfer pursuant to such an exemption, the Company has received (or waived the requirement therefor) a written opinion of U.S. counsel in form and substance satisfactory to it to the effect that such disposition is exempt from such registration requirements, provided that such Holder, prior to effecting any transfer of Shares pursuant to such an exemption, will cause the intended transferee of the Shares to agree to take and hold such Shares subject to the terms and conditions of this Agreement (and, in that regard, to execute and deliver to the Company such agreements and instruments as the Company reasonably may request to evidence the same), and further acknowledges that the certificates evidencing such Shares are required to have endorsed thereon a legend to the effect set forth in Section 3 hereof; (v) in making such Holder's decision to invest in the Registrable Securities, such Holder has relied upon independent investigations made by such Holder and, to the extent believed by him or it to be appropriate, has relied on investigations made by such Holder's representatives, including such Holder's own legal, accounting, investment, financial, tax and other professional advisors; (vi) such Holder has been furnished and has been afforded an opportunity to review the Company's 1999 and 1998 audited financial statements (the "FINANCIAL STATEMENTS"); and (vii) such Holder and such Holder's purchaser representatives, as applicable, have been given the opportunity to examine all documents, including the Financial Statements, and to ask questions of, and to receive answers from, the Company and its representatives concerning the terms of the Formation and such Holder's investment in the Shares.

                  (b) REPRESENTATION REGARDING PLANS OR INTENTIONS. Each holder severally (and not jointly) represents, acknowledges and agrees that he, she or it has no plan or intention to sell or otherwise dispose of any or all of such Holder's Shares.

                  Section 3. LEGEND ON SHARE CERTIFICATES. Each certificate representing the Shares shall have endorsed thereon a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. IN ALL CASES, SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE __, 2000, AMONG THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS


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         AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE
         COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE, UPON WRITTEN REQUEST TO CHILES OFFSHORE INC., 11200 RICHMOND AVENUE, SUITE 490, HOUSTON, TEXAS 77082, ATTENTION: SECRETARY."

                  Section 4. DEMAND REGISTRATION (a) NOTICES OF DEMAND REGISTRATION. Subject to the terms and conditions of this Agreement, from and after the date that is 180 days after the date of consummation of the Initial Public Offering, Holders shall have the right to request, by notice in writing to the Company, that the Company effect the registration of such number of Registrable Securities, as specified by such Holder in the notice, on Form S-1 (or if the Company so determines and is eligible, Form S-2 or S-3, or any successor form, if available) (a "DEMAND REGISTRATION"). The Company shall promptly, but not later than 10 days after receipt of such notice, give written notice of such proposed registration to all other Holders. Such other Holders shall have the right, by written notice to the Company within 20 days after the Company sends its notice, to elect to have included in such registration such of their Registrable Securities as such Holders may request in such notice of election.

                  (b) UNDERWRITER CUTBACK. If the underwriter managing the offering determines that, because of marketing considerations, some or all of the Registrable Securities requested to be registered by all Holders may not be included in the offering, then all Holders who have requested Demand Registration shall, subject to section 4(c), nevertheless be entitled to participate in the registration pro rata based upon the number of Registrable Securities requested to be included by each such Holder. In all such cases, the Company shall include all Registrable Securities requested to be included in such registration by Holders prior to the inclusion of any Registrable Securities to be sold by the Company or any person other that a Holder.

                  (c) CERTAIN RESTRICTIONS ON DEMAND REGISTRATIONS. (i) Holders of Registrable Securities will be entitled to request, as provided by Section 4
(a) hereof, no more than three (3) Demand Registrations. A registration will not be considered for purposes of this Section 4 (c) to have been "requested" until it has become effective.

                           (ii) The Company will not be obligated to effect any
Demand Registration or give any notice specified in Section 4 (a) hereof: (i) within twelve (12) months after the effective date of a previous Demand Registration pursuant to this Agreement, (ii) pursuant to a request for a Demand Registration that does not constitute an Underwritten Offering, (iii) pursuant to a request for Demand Registration in which less than $50 million of gross proceeds, in the aggregate, are to be received upon the sale of Registrable Securities or (iv) pursuant to a request for a Demand Registration by the Holders of less than 25% of the Registrable Securities.

                  (d) LIMITATION ON SENIOR REGISTRATION RIGHTS. The Company will not grant to any person (other than the Holders) rights to request the Company to register any of its securities that are superior to or PARI PASSU with the rights granted to the Holders


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herein, without the prior written consent of the Holders of a majority of
Registrable Securities.

                  (e) SELECTION OF UNDERWRITERS. In the case of a Demand Registration, which in all cases shall be an Underwritten Offering, the Holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer and underwrite such Underwritten Offering, subject to the Company's approval which will not be unreasonably withheld.

                  Section 5. BLACKOUT PERIODS. (a) The Company shall be entitled to postpone and delay the registration of Registrable Securities and may require that Holders immediately cease sales of shares pursuant to a Registration Statement (a "BLACKOUT PERIOD") if (i) the Company is engaged or has publicly announced plans to engage, within 30 days of the time of the request, in a registered public offering in which the Holders may include Registrable Securities pursuant to Section 6 hereof, or (ii) such registration would, in the good faith judgment of the Board of Directors of the Company, require a disclosure in the Registration Statement of material non-public information in connection with a pending merger, reorganization, consolidation, or acquisition or disposition of assets that the Company is not otherwise obligated to disclose and that would be materially detrimental to the Company (a "VALID BUSINESS REASON"), PROVIDED, HOWEVER, that: (i) the Company shall use reasonable best efforts to minimize the length of any such period of delays or suspension, (ii) the Company shall not be permitted to so delay or suspend the Registration Statement for a period of more than 120 days in any 12 month period or for any longer than such Valid Business Reason Exists, (iii) once a Registration Statement has been filed prior to the giving of such notice the Company may cause such Registration Statement to be withdrawn, however, once any Registration Statement becomes effective, the Company may not cause its effectiveness to be terminated and the Company may not postpone amending or supplementing such Registration Statement and (iv) if the Company shall give any notice of postponement or withdrawal of any Registration Statement, the Company shall not, during the period of postponement or withdrawal, register any capital stock of the Company, other than pursuant to a Registration Statement on Form S-4 or S-8 (or an equivalent registration form then in effect).

                  (b) If the Company delays or suspends the Registration Statement or requires the Holders to cease sales pursuant to Section 5(a), the Company shall, as promptly as practicable following the termination of the circumstance that entitled the Company to do so (but in no event later than 90 days after the date of the postponement), take such actions as may be necessary to file or reinstate the effectiveness of such Registration Statement and give written notice to all Holders authorizing them to resume sales pursuant to such Registration Statement. If as a result thereof the prospectus included in such Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Holders given pursuant to this paragraph, and the Holders shall make


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no offers or sales of Registrable Securities pursuant to such Registration
Statement other than by means of such revised prospectus.

                  (c) If the Company shall postpone filing or shall withdraw any Registration Statement filed under Section 5(a), the Company shall not be considered to have effected an effective registration for the purposes of this
Section 5 until the Company shall have filed a new Registration Statement and such Registration Statement shall have been declared effective and shall not have been withdrawn and the Registrable Securities registered thereunder shall have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming part of such Registration Statement.

                  Section 6. PIGGYBACK REGISTRATION. (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its Common Stock under the Securities Act (other than pursuant to the Initial Public Offering, a Demand Registration or a registration statement on Form S-4 or Form S-8 or any similar form or in connection with a registration the primary purpose of which is to register Common Stock in connection with an acquisition or business combination transaction or in connection with stock options and other stock-based employee benefit plans and compensation) and the registration form to be used may also be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and subject to the terms and conditions of this agreement, shall include in such registration in all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after its notice is given.

                  (b) UNDERWRITING AGREEMENT. In connection with any registration under this Section 6 involving an Underwritten Offering, the Company shall not be required to include any Registrable Securities in such registration unless the holders thereof accept the terms of an underwriting agreement in customary form as agreed upon between the Company and the underwriters selected by it; PROVIDED, HOWEVER, that no Holder shall be liable for any information other than as is provided in writing by such Holder expressly for use in the Registration Statement and, PROVIDED FURTHER, that no Holder shall be required to provide general warranties regarding the business of the Company.

                  (c) UNDERWRITING CUTBACK. If, in the opinion of the managing underwriter, it is appropriate because of marketing considerations to limit the number of Registrable Securities to be included in the offering either on behalf of selling Holders or in the aggregate, then the Company shall be required to include in the registration only that number of Registrable Securities that the managing underwriter believes should be included therein, and the Holders who have requested registration shall be entitled to participate in the registration pro rata based upon the number of Registrable Securities requested to be included by each such Holder; PROVIDED, HOWEVER, that the Company shall include all Registrable Securities requested to be included in such registration by Holders


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prior to the inclusion of any Registrable Securities owned by any person other than the Company.

                  (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company.

                  Section 7. HOLDER LOCKUP. (a) INITIAL PUBLIC OFFERING LOCKUP. Each of the Holders hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, during the 180-day period beginning on the date of the consummation of the Initial Public Offering, unless the Company consents in writing to such sale or distribution.

                  (b) DEMAND REGISTRATION LOCKUP. Each of the Holders hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of Shares, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and the 180-day period beginning on the effective date of, any Demand Registration (except as part of such underwritten registration), unless the Company and the underwriters managing the registered public offering otherwise consent in writing.

                  Section 8. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

                  (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause that Registration Statement to become and remain effective for a period of 120 days (the "EFFECTIVE PERIOD") (the counting of such days giving no effect to any period during which the holders of the Registrable Securities were obligated to refrain from selling in accordance with the terms of this Agreement);

                  (b) cause any registration statement filed pursuant to this Agreement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement,
(A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with


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such registration statement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the Effective Period; the Company shall furnish to each Holder a copy of any amendment or supplement to such registration statement or prospectus prior to filing the same with the Commission and shall not file any such amendment or supplement to which any such requesting Holder shall reasonably have objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder or otherwise inaccurately describes information pertaining to such Holder;

                  (d) furnish to each requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits thereto), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), such number of the documents, if any, incorporated by reference in such registration statement or prospectus, and such number of other documents, as such requesting Holder reasonably may request;

                  (e) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such securities or "blue sky" laws of the states of the United States as each requesting Holder reasonably shall request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to do any and all other acts and things which may be necessary or advisable to enable such requesting Holder to consummate the disposition in such jurisdictions of his, her or its Registrable Securities covered by such registration statement; PROVIDED HOWEVER, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not and would not, but for the requirements of this Section 8 (e), be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (f) Promptly notify each Holder at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the registration statement or supplementing of the prospectus and, at the request of such requesting Holder, prepare and furnish to such requesting Holder a reasonable number of copies of a supplement to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that with


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respect to Registrable Securities registered pursuant to such registration statement, each Holder agrees that such Holder will not sell any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company's notice pursuant to this Section 8(f) while the Company is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

                  (g) use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

                  (h) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; it being hereby agreed that each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the plan and method of distribution of Registrable Securities intended by such Holder as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

                  (i) PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act as contemplated by this Agreement, the Company shall give each Holder, its underwriters, if any, and each Holder's counsel and accountants, the opportunity to review the Company's preparation of such registration statement, each prospectus included in such registration statement or filed with the Commission and each amendment or supplement thereto, and the Company will give such person or persons such reasonable access to the Company's books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary for each such Holder and persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act. To minimize disruption and expense to the Company during the course of the registration process, each Holder shall use its reasonable best efforts to coordinate its investigation and due diligence efforts and, to the extent practicable, will act through a single firm of counsel and a single firm of accountants and, if requested by the Company, will enter into confidentiality agreements with the Company in a form satisfactory to the Company.

                  Section 9. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless each Holder of Registrable Securities covered by any registration statement filed pursuant to this Agreement, and any underwriter or selling agent selected by one or more Holders with the consent of the Company with respect to such Registrable Securities, the directors, trustees and officers, and each other person, if any, who controls such Holder, underwriter or selling agent


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

within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses (each a "LOSS" and collectively "LOSSES"), joint or several, to which such Holder or any such persons may become subject under the Securities Act or otherwise, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in an effective registration statement in which such Registrable Securities were included for registration under the Securities Act, any preliminary prospectus if used prior to the effective date of the registration statement (unless such statement is corrected in the final prospectus and the Company previously furnishes copies thereof to any Holder of Registrable Securities seeking indemnification pursuant to this Section 9), final prospectus (as supplemented, if the Company shall have filed with the Commission any supplement thereto) if used during the period in which the Company is required to keep the registration statement to which such prospectus relates current and otherwise in compliance with Section 10(a) of the Securities Act, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall have no obligation to provide any indemnification hereunder if any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or final prospectus, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder for inclusion in such registration statement; and PROVIDED, FURTHER, that the Company shall have no obligation to provide any indemnification hereunder if any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission shall have been corrected in the final prospectus and such Holder or any such other person shall have failed to deliver such final prospectus prior to or concurrently with the sale of the Registrable Securities covered by a registration statement to the individual or entity asserting such Losses after the Company shall have furnished each such Holder or any such other person with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same. The indemnity provided in this Section 9(a) shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such other person and shall survive the transfer of the Registrable Securities by such Holder or any such other person.

                  (b) INDEMNIFICATION BY THE HOLDERS. Each Holder and each other person who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9
(a) hereof) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any untrue statement in or omission from any registration statement filed by the Company pursuant to this Agreement, any preliminary prospectus or any final prospectus included in such registration statement, or any amendment or supplement to such registration statement or prospectus, as the case may be, of a material fact if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its representatives by such Holder or such other person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act for inclusion in such registration statement, preliminary prospectus or final prospectus, as the case may be.

                  (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (an "ACTION") involving a claim referred to in Sections 9(a) and 9(b) hereof, such indemnified party shall, if indemnification is sought against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give said notice shall not relieve the indemnifying party of its obligations under Sections 9(a) or 9(b) hereof, except to the extent that the indemnifying party is actually and materially prejudiced by such failure. In case an Action is brought against any indemnified party, and such Action notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (A) the employment of such counsel shall have been authorized in writing by the indemnifying party, (B) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such Action, within a reasonable time after notice of the commencement thereof, or (C) such indemnified party reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (A), (B) or (C) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of one counsel (or firm of counsel) selected by a majority in interest of the indemnified parties (measured by reference to their ownership of Registrable Securities) shall be borne by the indemnifying party. If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party. Anything in this Section 9(c) to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent (which consent in the case of an action exclusively seeking monetary relief shall not unreasonably be withheld or delayed) or if there be a final judgment adverse to the indemnified party, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the unconditional release of the indemnified party from all liability in respect of such claim or litigation.

                  (d) CONTRIBUTION. If the indemnification provided for in this
Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party, as a result of such Losses in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the indemnified party, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent any untrue statement or omission giving rise to such indemnification obligation. The Company and each Holder agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  (e) INDEMNIFICATION PAYMENTS. Periodic payments of amounts required to be paid pursuant to this Section 9 shall be made during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the indemnifying party in respect of any particular Loss, damage or liability that is incurred.

                  (f) LIMITATION ON SELLER'S PAYMENTS. Notwithstanding any provision of this Agreement to the contrary, the liability of each Holder of Registrable Securities under this Section 9 shall in no event exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by the registration statement giving rise to such liability.

                  (g) ADJUSTMENT OF LIABILITY. Any indemnifiable Loss under this
Section 9 shall be reduced by any tax benefit accruing to the indemnified party on account of the indemnification payment and by the amounts actually recovered by the indemnified party from its insurance carriers in respect of such Loss, and any amounts recovered by such party subsequent to the payment by the indemnifying party hereunder with respect to the same claim shall be remitted to such indemnifying party, except that such remittance shall not exceed the amount of the indemnification payment made by such indemnifying party.

                  Section 10. REGISTRATION EXPENSES. The Company shall bear all Registration Expenses incurred in connection with the performance of its obligations under Section 4 and Section 6 of this Agreement.

                  Section 11. RULE 144. The Company shall comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable each Holder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, upon a Holder's compliance with the applicable provisions of Rule 144, will take such action as may be required (including, without limitation, causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by such Holder, in accordance with the terms and conditions of Rule 144.

                  Section 12. AMENDMENTS AND WAIVERS. (a) Except as otherwise provided herein, this Agreement may be amended or modified and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, modification, action or omission to act, of Holders of a majority of the Registrable Securities. Each Holder shall be bound by any consent authorized by this Section 6, whether or not such Registrable Securities shall have been marked to indicate such consent.

                  (b) Notwithstanding the provisions of Section 12(a), this Agreement may be amended by the Company from time to time to reflect changes in the parties hereto, their holdings of Common Stock and related information.

                  Section 13. NOTICES. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made
(i) on the date delivered if delivered by telecopy or in person, (ii) on the third Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (iii) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

                  (a) if to the Holders, at their respective addresses listed on the books and records of the Company; and

                  (b) if to the Company, at 11200 Richmond Avenue, Suite 490, Houston, Texas 77082, Attention: Mr. Dick H. Fagerstal;

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing. If notice is given pursuant to this Section 13 of any assignment to a permitted successor or assign of a party hereto, the notice shall be given as set forth above to such successor or assign of such party.

                  Section 14. SECRETARY TO RETAIN COPY. A copy of this Agreement, including all Exhibits hereto, shall be filed with the Secretary of the Company, and the Secretary shall make it available to each Holder of Registrable Securities at all reasonable times during normal business hours.

                  Section 15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each Holder in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

                  Section 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of laws to the extent the application of the laws of another jurisdiction would be required thereby).

                  Section 17. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

                  Section 18. TERMINATION. The rights and obligations under this Agreement shall automatically terminate upon the earlier to occur of (a) all Shares issued to the Holders pursuant in connection with the formation cease to be Registrable Securities and (b) the end of the Effective Period, as the same may be extended pursuant to the terms of this Agreement.

                  Section 19. MISCELLANEOUS. The Company shall not after the date of this Agreement enter into any agreement with respect to the Common Stock which violates the rights granted to each Holder in this Agreement without the requisite consent of Holders of Registrable Securities as provided herein. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.